SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
of 1934
                             (Amendment No.    )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12


                            VARI-L COMPANY, INC.
              (Name of Registrant as Specified in Its Charter)


                            GORSUCH KIRGIS L.L.C.
                  (Name of Person(s) Filing Proxy Statement
                        if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.
     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                            VARI-L COMPANY, INC.
                           11101 East 51st Avenue
                           Denver, Colorado 80239
                               (303) 371-1560

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JUNE 20, 1997

TO THE SHAREHOLDERS OF VARI-L COMPANY, INC.:

     NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of Vari-L Company, Inc., a Colorado corporation, will be held at the Embassy Suites, 4444 Havana Street, Denver, Colorado, on Friday, June 20, 1997, at 10:00 a.m. Mountain Daylight Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters:

     1. The election of four (4) Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified;

     2. The ratification of the appointment of Haugen, Springer & Co. as the independent public accountants of the Company for the calendar year ending December 31, 1997;

     3. The approval and ratification of the terms of the Company's 1997 private placement of securities consisting of convertible subordinated debentures and warrants to purchase shares of the Company's $.01 par value Common Stock;

     4. The approval of certain amendments to the Stock Option and Stock Appreciation Rights Plan to conform with recent amendments to SEC Rule 16b-3, and to permit greater flexibility in the administration of the Plan;

     5. The approval of certain amendments to the Stock Grant Plan to conform with recent amendments to SEC Rule 16b-3, and to permit greater flexibility in the administration of the Plan; and

     6. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     A Proxy Statement explaining the matters to be acted upon at the meeting is enclosed. Please read it carefully.

     Only holders of record of the $.01 par value Common Stock of the Company at the close of business on Friday, April 11, 1997, will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof. The Proxies are being solicited by the Board of Directors of the Company.

     All Shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed envelope which requires no additional postage if mailed in the United States. The giving of a Proxy will not affect your right to vote in person if you attend the Meeting.

                                         BY ORDER OF THE BOARD OF DIRECTORS

Denver, Colorado                                            JOSEPH H. KISER
April ______, 1997                      CHAIRMAN OF THE BOARD AND SECRETARY


                            VARI-L COMPANY, INC.
                           11101 East 51st Avenue
                           Denver, Colorado 80239
                               (303) 371-1560

                       ------------------------------
                               PROXY STATEMENT
                       ------------------------------

                       ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JUNE 20, 1997

                             GENERAL INFORMATION


     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Vari-L Company, Inc., a Colorado corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders (the "Meeting") to be held at the Embassy Suites, 4444 Havana Street, Denver, Colorado, on Friday, June 20, 1996, at 10:00 a.m., Mountain Daylight Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's Shareholders on or about April ___, 1997.

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by (i) giving a later dated written revocation of Proxy to the Company, (ii) providing a later dated amended Proxy to the Company, or (iii) voting in person at the Meeting. The expense of soliciting Proxies, including the cost of preparing, assembling and mailing this Proxy material to Shareholders, will be borne by the Company. It is anticipated that solicitations of Proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit Proxies personally or by telephone, without additional salary or compensation to them.
Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for the reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid Proxies will be voted in accordance therewith at the Meeting.


                    SHARES OUTSTANDING AND VOTING RIGHTS

     All voting rights are vested exclusively in the holders of the Company's $.01 par value common stock ("Common Stock"), and only Shareholders of record at the close of business on Friday, April 11, 1997, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On April 11, 1997, the Company had 3,826,940 shares of its Common Stock outstanding, each share of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. Cumulative voting in the election of Directors is not permitted.

     A majority of the Company's outstanding Common Stock represented in person or by Proxy and entitled to vote will constitute a quorum at the Meeting.


                        SECURITY OWNERSHIP OF CERTAIN
                      BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of shares of the Company's Common Stock owned beneficially, as of April 1, 1997, by any person who is known to the Company to be the beneficial owner of 5% or more of such Common Stock, and, in addition, by each Director and nominee for Director of the Company, by each Executive Officer of the Company, and by all Directors and Executive Officers of the Company as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons. For purposes of this disclosure, the amount of the Company's Common Stock beneficially owned is the aggregate number of shares of the Common Stock outstanding on such date plus an amount equal to the aggregate amount of Common Stock which could be issued upon the exercise of stock options within 60 days of such date by each individual.

                               Amount and Nature
                                 of Beneficial
 Name of Beneficial Owner          Ownership       Percent of Class

Joseph H. Kiser(1)                  739,688              18.3%
11101 East 51st Avenue
Denver, Colorado 80239

David G. Sherman(2)                 336,030              8.2%
11101 East 51st Avenue
Denver, Colorado 80239

Sarah L. Booher(3)                  57,833               1.5%
4492 South Livonia Road
Livonia, New York 14487

David A. Lisowski(4)                 4,000                 *
4800 Dahlia
Denver, Colorado 80216

Daniel J. Wilmot(5)                 35,250                 *
11101 East 51st Avenue
Denver, Colorado 80239

Derek L. Bailey(6)                   8,000                 *
11101 East 51st Avenue
Denver, Colorado 80239

Jon L. Clark(7)                      7,570                 *
11101 East 51st Avenue
Denver, Colorado 80239

John E. Woodward, III(8)            309,400              8.1%
17 State Street, 26th Floor
New York, New York 10004

Forstmann-Leff Associates Inc.      400,000              10.5%
FLA Asset Management Inc.
55 East 52nd Street
New York, New York 10055

All Directors and Executive    1,188,371 shares          27.2%
Officers as a Group(9)
(7 Persons)
---------------------------

(1) Includes 247,863 shares beneficially owned by Mr. Kiser as the result of certain trust arrangements. Also includes options to purchase
     218,750 shares.
(2)  Includes options to purchase 267,500 shares.
(3) Includes 19,920 shares held by Ms. Booher pursuant to trust agreements. Also includes options to purchase 13,000 shares. Does not include an additional 4,230 shares held by her husband, Robert
     Booher, for which shares she has disclaimed beneficial ownership.
(4)  Includes options to purchase 3,500 shares.
(5)  Consists of options to purchase 35,250 shares.
(6)  Consists of options to purchase 8,000 shares.
(7)  Includes options to purchase 972 shares.
(8) Includes shares owned by Mr. Woodward directly and as general partner of two private limited partnerships.
(9)  Includes options to purchase 546,972 shares.

*Less than one percent.

                            ELECTION OF DIRECTORS

     The Board of Directors recommends the election as Directors of the four (4) nominees listed below. The Board's recommendation as nominees includes all of the Directors elected at the last annual meeting of Shareholders, except Alwin E. Branson who resigned as a Director effective December 1, 1996. The four nominees, if elected, will hold office until the next annual meeting of Shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal. IT IS INTENDED THAT SHARES REPRESENTED BY PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES NAMED BELOW UNLESS A CONTRARY DIRECTION IS INDICATED. If at the time of the Meeting any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

     The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company currently held by him, and the period during which he has served as a Director:


                          All Positions and       Period Served
                          Offices Held With        as Director
       Name         Age      the Company         of the Company

Joseph H. Kiser     59    Chairman, Chief          Since 1965
                          Scientific Officer,
                          Secretary and Director

David G. Sherman    52    President, Chief         Since 1991
                          Executive Officer,
                          Chief Financial Officer,
                          Treasurer and Director

Sarah L. Booher     55    Director                 Since 1994

David A. Lisowski   45    Director                 Since 1996


     None of the nominees hold directorships in any other company having a class of securities registered under the Securities Exchange Act of 1934, as amended, or in any company registered as an investment company under the Investment Company Act of 1940, as amended.


                    MEETINGS AND COMMITTEES OF THE BOARD

     The Company's Audit Committee oversees the accounting controls for the Company. During the last fiscal year the Committee was comprised of David G. Sherman, Sarah L. Booher and William P. O'Connor Jr. until the resignation of Mr. O'Connor as a Director and as a member of the Committee on September 27, 1996 and the appointment of David A. Lisowski effective as of the same date. This Committee held two meetings during the last calendar year.

     The Company also has a Compensation Committee, which Committee makes recommendations on executive compensation and selects those persons eligible to receive grants of options and appreciation rights under the Company's Tandem Stock Option and Stock Appreciation Rights Plan and grants of Common Stock under the Company's Stock Grant Plan. The Committee is composed of its two outside directors. During fiscal 1996 Sarah L. Booher and William P. O'Connor Jr. served on the Committee until Mr. O'Connor's resignation as a member of the Committee on September 27, 1996. As of that date Mr. Lisowski replaced Mr. O'Connor. The Committee held one meeting during the last calendar year and six other meetings were conducted by unanimous written consent of the members of the Committee.

     The Board of Directors met in person seven times during the last calendar year. Two other meetings were conducted by unanimous written consent of the Directors. There were no incumbent Directors who during the last fiscal year attended fewer than 75% of the aggregate of all meetings of the Board and of all committees of the Board on which he or she serves.


               DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

     Set forth below are the names of all Directors and Executive Officers of the Company, their ages, all positions and offices held by each such person, the period during which he has served as such, and the principal occupations and employment of such persons during the last five years:

     JOSEPH H. KISER. Mr. Kiser, age 59, currently serves as Chairman of the Board, Chief Scientific Officer, Secretary and as a Director of the Company. He has been employed by the Company since 1954 in various capacities including President, C.E.O. and Vice President of Engineering. In 1992, Mr. Kiser stepped down from his position as President of the Company in order to concentrate his efforts on engineering and new product development. Mr. Kiser, whose father founded the Company in 1953, has been largely responsible for many of the technological successes and innovations of the Company for the past 37 years. The Company believes that Mr. Kiser's direction of the Company's engineering efforts ensures that the Company will continue to aggressively pursue meaningful and valuable research and development projects, including but not limited to the development and the continuous improvement of its new commercial, high volume, standardized products. Mr. Kiser earned a BSEE degree in Electrical Engineering from Cooper Union in 1967. Mr. Kiser is the brother of Sarah L. Booher, a Director of the Company.

     DAVID G. SHERMAN. Mr. Sherman, age 52, was elected as President and Chief Executive Officer in June 1992, and has been a Director of the Company since 1991. Mr. Sherman has 27 years of experience in financial and operations management and has been continuously employed by the Company since 1987 in various capacities, including Controller, Vice President-Finance, Treasurer and Assistant Secretary. Mr. Sherman was also previously employed by the Company from 1977 to 1979 as Controller. In the past few years, Mr. Sherman has led the Company through a series of successful private and public stock offerings, an expanded presence in the commercial marketplace and the highly successful development of international markets for both its commercial and military products. Mr. Sherman served as Executive Vice President and Chief Operating Officer for Mincomp Corporation, an oil and gas seismic exploration and data processing firm in Englewood, Colorado from 1984 to 1987, and as President and Chief Executive officer for Linc Drilling, an oil and gas drilling exploration company in Denver, Colorado, from 1982 to 1984. Prior to that time and in addition to his prior employment with the Company, Mr. Sherman's employment included executive and managerial positions with Petro-Silver, Inc., Denver, Colorado, Prairie Drilling Company, Casper, Wyoming, Electro Medical Systems, Englewood, Colorado, Jefferson County Mental Health Center, Lakewood, Colorado and Clifton Gunderson & Company, Boulder, Colorado. Mr. Sherman attended American University in Washington, DC where he received a BSBA in Accounting/Computer Science in 1968.

     SARAH L. BOOHER. Ms. Booher, age 55, was appointed as a Director of the Company on January 18, 1994. Ms. Booher was the Executive Director of the Park Ridge Foundation, a nonprofit health care foundation located in Rochester, New York, from February 15, 1988 until September 1, 1996.
After that date she became a fund raising consultant for PMA Associates of the Genesee Valley, Inc. Ms. Booher serves as President of the Genesea Chapter of the National Society of Fundraising Executives, a nonprofit organization. She received a BA degree from the University of Colorado in 1964. Ms. Booher is the sister of Joseph H. Kiser, an Executive Officer and Director of the Company.

     DAVID A. LISOWSKI. Mr. Lisowski, age 44, was elected as a Director on June 26, 1996. Mr. Lisowski has been the General Manager and Chief Executive Officer of the Denver Wholesale Florist Company, a national wholesale florist, since 1993. He was employed by Central Bank of Denver, N.A., a commercial bank in Colorado, and various affiliated banks from 1972 to 1992. His employment with Central Bank included serving as Senior Vice President of Commercial Lending in Southern Colorado as well as various other positions. Mr. Lisowski attended Metropolitan State College where he received a BS degree in Finance in 1988.

     DANIEL J. WILMOT. Mr. Wilmot, age 31, was elected Vice President of Engineering in November 1993. He joined the Company in August 1992 as Product Development PLL Design Engineer and was promoted to Director of Advanced Products/Development Engineer in 1993. Prior to coming to the Company, Mr. Wilmot was an RF Lead Engineer with Rockwell International where he worked in management, design, development, and cost management and containment for PLLs and VCOs, among other hybrid RF devices, since 1988. Mr. Wilmot earned a BSEE from the University of California in 1986 and an MSEE from California State University in 1991.

     DEREK L. BAILEY. Mr. Bailey, age 32, was elected Vice President of Sales in October 1995. He joined the Company in May 1994 as Eastern Regional Sales Manager and was promoted to National Sales Manager in October 1994. Mr. Bailey has been associated with the Company in various sales capacities since April 1990. Prior to joining the Company, he worked for CEtech Electronics Corporation in Annapolis Junction, Maryland as an RF/Microwave Sales Engineer from April 1990 to May 1994, selling the Company's products among others. Before that, Mr. Bailey held the positions of Engineer, RF Design Engineer and Project Engineer with Adams Russell - Microtel Division in Hunt Valley, Maryland, where he was involved with the design and development of covert intelligence surveillance receivers, since 1986. Mr. Bailey received his BSEET degree from the Ohio Institute of Technology in October 1985.

     JON L. CLARK. Mr. Clark, age 50, was elected Vice President of Finance and Treasurer of the Company in September 1996. He began working for the Company in May 1994 as the Controller. Prior to joining the Company, Mr. Clark was an Associate with RLK Associates from January 1991 to May 1994, a credit training and management consulting company. Mr. Clark was Vice President of Commercial Lending with Colorado National Bank for 19 years prior to May 1994. He attended the University of Nebraska and the University of Colorado. He earned an advanced degree in bank management from the Southwestern Graduate School of Banking, Southern Methodist University in 1983.

     The Company's Executive Officers are elected by the Board of Directors at the first meeting after each annual meeting of Shareholders, and hold office until the next such meeting of Directors or their earlier resignation or removal.

     There is no arrangement or understanding between any such Director or Executive Officer and any other person or persons pursuant to which he or she was or is to be selected as a Director or Executive Officer nor is there any family relationship between or among any of the Company's Directors or Executive Officers, except that Joseph H. Kiser and Sarah L. Booher are brother and sister.


                           EXECUTIVE COMPENSATION

                         Summary Compensation Table

     The following table summarizes the compensation for the years ended December 31, 1996, 1995 and 1994 of the Company's Chief Executive Officer and next most-highly compensated Executive Officers whose salary and bonus exceeded $100,000:

                                        Annual Compensation
                                                                Other
Name and                                                       Annual
Principal Position   Year   Salary ($)       Bonus ($)    Compensation ($)

Joseph H. Kiser      1996      $245,592        $94,876        $ 6,157(1)
Chairman of the      1995       241,676         22,993          5,820(3)
Board, Chief         1994       213,742            -0-            900(4)
Scientific
Officer

David G. Sherman     1996      $139,992     $94,876(5)        $ 6,034(6)
President, CEO,      1995       135,067         22,883          5,216(7)
CFO                  1994       128,817            -0-            576(4)

Alwin E. Branson     1996      $133,767        $94,876        $ 6,157(9)
Executive V.P.       1995       137,656         22,883        10,270(10)
COO(8)               1994       128,817            -0-            576(4)



                                      Long Term Compensation
                                              Awards
                                                      Securities
                          Restricted                  Underlying
Name and                     Stock                      Options
Principal Position        Award(s)($)                   SARs(#)

Joseph H. Kiser               -0-                     150,000(2)
Chairman of the               -0-                       100,000
Board, Chief                  -0-                         -0-
Scientific
Officer

David G. Sherman              -0-                     200,000(2)
President, CEO,               -0-                       100,000
CFO                           -0-                         -0

Alwin E. Branson              -0-                      150,00(2)
Executive V.P.                -0-                       100,000
COO(8)                        -0-                         -0-


(1) Includes an IRA contribution of $3,707; automobile expense reimbursement of $1,550; and tax reimbursement of $900.
(2)  Includes 100,000 options granted in June 1995 and repriced in October
     1996.  See "Compensation Committee Report" below.
(3) Includes an IRA contribution of $3,370; automobile expense reimbursement of $1,550; and tax reimbursement of $900.
(4)  Consists of a tax reimbursement.
(5)  Payment of Mr. Sherman's 1996 bonus was deferred until fiscal 1997.
(6) Includes an IRA contribution of $4,188; automobile expense reimbursement of $1,270; and tax reimbursement of $576.
(7) Includes an IRA contribution of $3,370; automobile expense reimbursement of $1,270; and tax reimbursement of $576.
(8) Mr. Branson resigned as an Executive Officer and as a Director of the Company effective December 1, 1996.
(9) Includes an IRA contribution of $3,707; automobile expense reimbursement of $1,550; and tax reimbursement of $900.
(10) Includes an IRA contribution of $3,370; automobile expense reimbursement of 6,000; and tax reimbursement of $900.



                    Option/SAR Grants in Last Fiscal Year

     The following table sets forth the information concerning individual grants of stock options and appreciation rights during the last fiscal year to each of the named Executive Officers:


                       Individual Grants

                                     Percent
                   Number of        of Total
                  Securities      Options/SARs       Exercise
                  Underlying         Granted            or
                 Options/SARs     to Employees      Base Price  Expiration
Name              Granted(#)     in Fiscal Year       ($/Sh)       Date

Joseph H. Kiser   100,000(1)        14.2%(2)         $8.25(3)     6-14-05
                   50,000(1)         7.1%(2)         $8.25(3)     1-1-06
David G. Sherman  100,000(4)        14.2%(2)         $8.25(3)     6-14-05
                  100,000(1)        14.2%(2)         $8.25(3)     1-1-06
Alwin E. Branson  100,000(4)        14.2%(2)         $8,25(3)     6-14-05
                   50,000(6)         7.1%(2)         $8.25(3)     1-1-06

(1)  Of this grant, all were nonqualified stock options.
(2) This percentage includes options granted in 1995 to all employees which were repriced in 1996. See "Compensation Committee Report on Repricing" below.
(3) On October 1, 1996, the Compensation Committee repriced certain previously granted stock options, including the ones granted to the foregoing named Executive Officers in 1995 and 1996. See
     "Compensation Committee Report on Repricing" below.
(4) Of this grant, 90,477 were nonqualified stock options and 9,523 were incentive stock options.
(5) Of this grant, 92,921 were nonqualified stock options and 7,079 were incentive stock options.
(6) Of this grant, 42,921 were nonqualified stock options and 7,079 were incentive stock options..



                 Compensation Committee Report on Repricing

     On October 1, 1996, the Compensation Committee agreed to reprice certain stock options previously granted to employees of the Company to the current fair market value of $8.25 per share. The Committee recognized that certain previously granted stock options were "underwater" because the exercise prices were $10.50 and $14.125, the fair market value on the respective dates of grant, June 14, 1995 and January 1, 1996. The Company believed that these stock options were not perceived by the Company's employees to be a benefit to the employees and that this perception had led to a significant adverse effect on the morale and enthusiasm of the Company's employees at a critical time in the development of the Company's business. The Committee determined that, even though the grants were originally made to provide incentives and rewards for the employees to induce them to continue to provide diligent and valuable services to the Company in the future and thereby enhance the value of the Company's stock to the benefit of the Company's shareholders and employees, the effect of the consistently lower trading prices had been to negate that incentive. While the Committee recognized that the repricing of options has been criticized as unfairly protecting the interests of employees over shareholders, to whom repricing is not available, but concluded that, under these circumstances, repricing was in the best interests of the Company's shareholders as well as its employees.

     After considering various methods of effecting a repricing, the Committee agreed that it was fair and reasonable for the Committee to grant new incentive stock options ("New Options") as replacements for, and with the identical terms as, the underwater options issued in June 1995 and January 1996 ("Old Options") to all employees, except for those issued to Messrs. Kiser, Sherman and Branson (the "Senior Officers"). The New Options would be exercisable at the current fair market value of $8.25 per share, but their vesting and exercise periods would remain the same as in the Old Option grants.

     The Committee also agreed to offer an exchange of New Options at the current fair market value of the Common Stock of $8.25 per share on a one-for-one basis for the Senior Officers' Old Options which, if the offer was accepted, would retain the same duration as the Old Options, but such New Options would vest over two years at 12.5% per calendar quarter from the original date of grants of the Old Options on June 14, 1995 and January 1, 1996, respectively. The Old Options did have not previously have any vesting schedule, but the Committee believed that the benefit of the repricing should include the vesting restriction to be more on par with other employees. The exchange offer was accepted by all of the Senior Officers as follows: Each of Messrs. Kiser, Sherman and Branson exchanged fully vested options to purchase 100,000 shares at $10.50 per share granted June 14, 1995 for the same number of New Options exercisable at $8.25 per share with a two year vesting period beginning in September of 1995. In addition, Messrs. Kiser and Branson exchanged fully vested options to purchase 50,000 shares, and Mr. Sherman exchanged fully vested options to purchase 100,000 shares, exercisable at $14.125 per share granted January 1, 1996 for New Options exercisable at $8.25 per share with a two year vesting period beginning in April of 1996.

Dated: January 24, 1997                                     SARAH L. BOOHER
                                                          DAVID A. LISOWSKI

           Aggregated Option/SAR Exercises in Last Fiscal Year and
                      Fiscal Year End Option/SAR Values

     The following table sets forth information concerning each exercise of stock options during the last fiscal year by each of the named
Executive Officers and the fiscal year end value of unexercised options:


                                           Number of
                                          Securities         Value of
                                          Underlying        Unexercised
                 Shares                   Unexercised      In-the-Money
                Acquired                 Options/SARs      Options/SARs
                   on         Value        at Fiscal         at Fiscal
Name           Exercise(#) Realized($)    Year-End(#)     Year-End($)(1)

J.H. Kiser       131,250    $821,625     93,750/56,250         $0/0
D.G. Sherman        0          $0       130,000/105,000  $103,513/$103,513
A.E. Branson      8,750      $91,131    102,500/73,750   $51,756/$103,513

--------------------------

(1) Based on the fair market value of the Common Stock on December 31, 1996 of $8.125, being the closing price as quoted on the Nasdaq
     National Market.


DIRECTORS' COMPENSATION

     The Company currently has an arrangement whereby each outside Director receives $500 per day for attendance in person (including lengthy meetings held by telephonic conference) at any meeting of the Board of Directors or a committee thereof. Outside Directors are reimbursed for their expenses in attending meetings of the Board of Directors and its committees.

     In addition, pursuant to the Company's Tandem Stock Option and Stock Appreciation Rights Plan, members of the Compensation Committee receive, on the date of each meeting of the Board of Directors or a committee thereof attended in person by such Director, a grant of ten-year, fully vested options to purchase 500 shares of Common Stock.

     Under the Company's Stock Grant Plan the outside Directors receive a grant of 50 shares each of Common Stock per month.


EMPLOYMENT AGREEMENTS

     In 1992, the Company entered into employment agreements with Joseph
H. Kiser and David G. Sherman (the "Senior Officers") and with Alwin E. Branson for an initial term of four years commencing November 12, 1992.
On each June 1 beginning in 1994, the agreements provide that they are automatically extended for an additional year unless the Company or the employee gives notice of non-extension more than ninety days before May 31 of such year. Because no such notice was given in 1996 for Messrs. Kiser and Sherman, their agreements currently expire in 1998. Mr. Branson's agreement was terminated by mutual agreement on December 1, 1996.
Pursuant to the agreements, the minimum base salaries for Messrs. Kiser and Sherman are $221,223 and $133,326, respectively. The two remaining agreements also provide for quarterly and/or year-end bonuses which are to be set each year by the Board of Directors on the basis of merit and the Company's financial success and progress. The employment agreements were entered into by the Company to provide sufficient compensation to satisfy certain personal obligations which the Senior Officers and Mr. Branson assumed in connection with the January 31, 1992 Settlement Agreement with a former officer of the Company, to provide a basis for calculation of subsequent voluntary deferrals of their base compensation, and to reward their personal guarantees of a portion of the Company's bank debt (which has since been repaid).

     The agreements further provide for severance pay equal to twice the then annual base salary in the event of involuntary termination of employment by the Company or one-third of annual base salary in the case of a truly voluntary resignation by the officer. In the case of an involuntary termination after a change of control of the Company, the severance pay is payable immediately. If the involuntary termination does not occur after a change of control, severance pay is payable over a two-year period. In the case of a voluntary termination, severance pay is payable over a four-month period. In the case of involuntary termination which occurs after a change of control of the Company, the Senior Officers have the right to require the Company to repurchase their shares of the Company's Common Stock to the extent necessary to enable the Senior Officers to repay certain personal financial obligations they have undertaken on behalf of the Company.

     In the event of a Senior Officer's death while the agreement is still in force, the Company is obligated to pay to the Senior Officer's estate an amount equal to the then annual base salary for the greater of one year or the remaining term of the agreement. The amount otherwise payable upon the Senior Officer's death will be reduced by the amount of proceeds paid to the estate from life insurance policies purchased by the Company for such purpose. In the event the Senior Officer becomes disabled during the term of his employment, the Senior Officer will continue to receive his annual base salary for up to six consecutive months, at which point the Company has the option to terminate the agreement. Upon such termination, the Senior Officer will receive disability benefits under the Company's standard employee disability insurance policy as well as the supplemental disability benefits, if any, obtained by the Company for the Senior Officers. Mr. Kiser is currently provided with a supplemental disability policy and the Company has agreed to make its best efforts to obtain comparable coverage for Mr. Sherman.

     The Senior Officers have agreed that, for a period of one year after termination or expiration of their respective employment agreements or the period covered by any severance allowance, whichever is greater, they will not, directly or indirectly, control, be employed by, participate in, or be connected in any manner with the ownership, management, operation, or control of any business which competes with the Company. The Senior Officers have also consented to the Company's purchase of key man life insurance on each of their lives, naming the Company as beneficiary.
There are no arrangements, agreements or understandings for the Company to provide the Senior Officers with any rights or benefits upon termination other than those described above.

     On December 1, 1996, Mr. Branson resigned as an Executive Officer and Director of the Company. In lieu of the severance pay to which he was entitled under his employment agreement, Mr. Branson agreed to enter into a three year consulting agreement whereby he would be paid his full salary for the first four months following his resignation, half salary for the next eight months and $1 per year for the next two years. In addition, Mr. Branson's previously granted stock options would remain exercisable during the term of the consulting agreement. On each December 1 beginning December 1, 1999, the consulting agreement provides that is automatically extended for an additional year unless the Company or Mr. Branson gives notice of non-extension at least thirty days before December 1 of such year. Mr. Branson also retained use of a Company car and is entitled to purchase health insurance at the same cost charged to other employees as long as the consulting agreement is in force.


                   TRANSACTIONS WITH MANAGEMENT AND OTHERS

     In the past, the Company has entered into various transactions with its officers and major Shareholders. Transactions with such individuals which subject the Company to continuing obligations are described below.

     Certain of the Company's facilities are leased under long-term operating leases from the Company's Chairman of the Board, Joseph H. Kiser, and a partnership in which he is a partner. Minimum future annual lease payments over the next five years are as follows:

                 1997                            $ 105,513
                 1998                               89,451
                 1999                               48,000
                 2000                               40,000
                                                 ---------

                                                 $ 282,964
                                                 =========

     Rent expense on these leases was $105,513 for 1996 and $79,608 for 1995. The Company believes that these amounts paid to Mr. Kiser or the partnership are no greater than would be paid in an arms-length transaction and that the terms of the leases are substantially similar to leases of similar term on commercial properties in the same area.

     On January 31, 1992, the Company entered into an agreement with an individual, Carolyn Kiser, who, prior to June 1991, was an officer, director, shareholder and employee of the Company and, prior to 1990, the wife of Joseph H. Kiser. She was terminated as an officer, director and employee of the Company as of June 19, 1991 and made a variety of claims against the Company and Messrs. Branson, Sherman and Kiser (the "Executive Officers"). Prior to her termination, Ms. Kiser had entered into a number of agreements with the Company, including, but not limited to, an employment agreement and a stock repurchase agreement which provided for substantial benefits upon her termination. The settlement agreement provided for (1) a severance package consisting of cash payments, health and disability insurance premiums, and a consulting agreement, (2) the sale of Ms. Kiser's stock in the Company to the Company and the Executive Officers, (3) the release of claims made by Ms. Kiser against the Company and the Executive Officers, and (4) a covenant not to compete against the Company. The total cost of the settlement agreement to the Company at the time of settlement (exclusive of the stock redemption) was approximately $1.1 million. On March 23, 1993, the settlement agreement was amended to modify the terms of certain promissory notes and the consulting agreement. Ms. Kiser will receive payments totalling $55,520 from the Company pursuant to the settlement agreement between December 31, 1996 and June 30, 1998. A portion of those payments (approximately $2,100 per month) is paid in the form of rental payments on residential properties owned by Ms. Kiser in Colorado and Mexico. The Company does not use the properties and does not intend to use them in the future.

     Prior to the settlement agreement, Ms. Kiser owned 432,145 shares of the Company's outstanding Common Stock. The Company agreed to redeem 168,000 of those shares, and the Executive Officers agreed to individually purchase the remaining shares. The stock owned by Ms. Kiser was purchased at its then appraised value of $1.60 per share. The Executive Officers issued promissory notes payable to Ms. Kiser as consideration for their purchase of the stock, and the Company agreed to guarantee payment of those notes. The Company's guarantee was given to Ms. Kiser in partial consideration for the release of her claims against the Company. Ms. Kiser received a collateral interest in a portion of the shares purchased by the Senior Officers as security for the payment of the notes. On January 28, 1997, Mr. Branson repaid his promissory note to Ms. Kiser and the shares which secured his note were returned to him.

     The Company distributed a real estate investment it owned and issued a $160,800 promissory note payable to Ms. Kiser in redemption of her 168,000 shares. Prior to the redemption, the real estate had a book value to the Company of $171,842. Of this amount, $108,000 (the $268,800 value of the redeemed shares in excess of the $160,800 note payable) was allocated as a cost of the redemption. The remaining $63,842 book value was included with other costs, described below, capitalized as the cost of the covenant not to compete. This promissory note was repaid in April 1994.

     The Company capitalized a total of $572,067 as the cost of the covenant not to compete which expired in October 1996.

     Lastly, the agreement provided that Ms. Kiser would perform consulting services for the Company through October 1996. Total estimated cost to the Company, including the lease by the Company of certain properties owned by Ms. Kiser and other benefits, will approximate $55,520 through the remaining life of the agreement, June 30, 1998.

     All ongoing and future transactions between the Company and its affiliates will be no less favorable to the Company than from unaffiliated third parties and will be approved by a majority of the Company's disinterested directors.

     On February 23, 1996, the Company's Board of Directors approved the adoption of a shareholders rights plan (the "Rights Plan") which became effective March 15, 1996. Under the Rights Plan, if any person or group acquires ownership of 25% or more of the Company's Common Stock or announces a tender offer for 25% or more of the Common Stock, each right will entitle Shareholders, except the acquiror, to buy shares of Common Stock at a 50% discount to current market price (the "flip-in"). In addition, after a person has acquired 25% or more of the Company's Common Stock, if the acquiring person merges with the Company or buys 50% or more of its assets or earning power, each right, except those held by the acquiror, would entitle the holder to purchase stock of the surviving company at 50% of current market value (the "flip-over"). Prior to a 25% acquisition, the rights are redeemable for one-tenth of one cent per right at the option of the Board of Directors. The rights will expire on March 15, 2006.

     The Rights Plan is not intended to prevent a takeover and will not do so. The Board may redeem the rights generated by the Rights Plan if a tender offer or other acquisition proposal is made which the Board, considering its fiduciary responsibilities to all the Company's shareholders, determines to be fair. Thus, a potential acquiror is encouraged to negotiate its offer with the Board. Measures such as the Rights Plan are expressly authorized by the Colorado Business Corporation Act, Colo. Rev. Stat. Sec. 7-106-205 (1994).

     Should the flip-in or flip-over provisions of the Rights Plan be triggered (as described above), currently authorized but unissued shares of the Company's Common Stock, other than those reserved for another purpose, could be purchased by the Shareholders through exercise of their rights. The number of such shares would be determined by the market value of the shares at the time the flip-in or flip-over occurs.

     Issuance of the rights did not have any dilutive effect on existing Shareholders, was not taxable to the Company or the Shareholders and will not change in any way the way in which Shareholders presently trade the Company's shares. As explained in detail above, the rights will only be exercisable if and when the situation arises which they were created to address. They will then operate to protect Shareholders against being deprived of their fair share of the full measure of the Company's long-term potential.


* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *


                APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The independent public accounting firm of Haugen, Springer & Co. ("Haugen") audited the financial statements of the Company for the period ended December 31, 1996. Although ratification of the appointment of Haugen for the fiscal year ending December 31, 1997 is not required by Colorado law, the Company's Articles of Incorporation or Bylaws, the Board of Directors believes a decision of this nature should be made with the consideration of the Shareholders. Accordingly, the Shareholders are being asked to consider the ratification of the appointment of Haugen, Springer & Co. for the calendar year ending December 31, 1997. If a significant number of shares are voted against the appointment or if either the services or price offered by Haugen are not satisfactory to the Board of Directors, the Board of Directors will reconsider the selection of Haugen for the calendar year ending December 31, 1997. It is expected that a representative of Haugen, Springer & Co. will be present at the Meeting to respond to appropriate questions and be given the opportunity to make a statement if he so desires.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF HAUGEN, SPRINGER & CO. AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CALENDAR YEAR ENDING DECEMBER 31,
     1997.

 * * * * * * * * * * * * * * * ** * * * * * * * * * * * * * * * * * * * * *

                        APPROVAL AND RATIFICATION OF
                    1997 PRIVATE PLACEMENT OF SECURITIES

     On February 27, 1997, the Board of Directors approved the proposed private placement of $7,500,000 in convertible subordinated debentures (the "Debentures) and warrants to purchase 750,000 shares of the Company's Common Stock (the "Warrants") pursuant to the terms of a Securities Purchase Agreement dated March 4, 1997 (the "Agreement") between the Company and thirteen (13) accredited investors. The Board is now recommending that the Agreement and the transactions contemplated thereby be approved and ratified by the Shareholders of the Company.

     The Board of Directors and management of the Company believe that the issuance of the Debentures and the Warrants pursuant to the Agreement is in the best interests of the Company and its Shareholders. The additional capital made available to the Company by this transaction will permit the Company, among other things, to repay some of its existing debt, to invest in inventory and equipment and to fund its portion of its joint venture to produce commercial products in China, including narrow band voltage controlled oscillators ("VCOs") and phase locked loop synthesizers ("PLLs").

     On March 4, 1997, the effective date of the Agreement, the Company sold $5,000,000 in convertible subordinated debentures and warrants to purchase 500,000 shares of the Company's Common Stock. The Agreement also granted to purchasers in the offering the option to purchase an additional $2,500,000 of Debentures and 250,000 Warrants for a period of 150 days from March 4, 1997, or August 1, 1997. The Debentures and Warrants were sold as units each consisting of a $100,000 Debenture and a Warrant to purchase 10,000 shares of Common Stock. After deducting the costs of the offering (estimated at $675,000), if all $7,500,000 in Debentures offered are sold, the Company would receive net proceeds of $6,825,000 which are presently expected to be utilized as follows:

Purchase of Raw Materials, Inventory and Equipment               $4,000,000
Investment in China Joint Venture                                   510,000
Retire Line of Credit (to be available for future expansion)      1,850,000
Working Capital                                                     465,000
                                                                 ----------
Total use of proceeds                                            $6,825,000

     Subject to the restrictions described below, the unpaid principal amount of the Debentures plus accrued interest are convertible into Common Stock at the option of the holder with the conversion price equal to the lower of (i) $9.50 per share, or (ii) 84% of the average closing bid price of the Company's Common Stock on the Nasdaq National Market for the ten trading days prior to the date that a written request to convert is received by the Company (the "Formula Price"). If the Formula Price at the time of a proposed conversion is less than $8 per share, the Company has the right to decline to permit such conversion and instead redeem the Debenture by payment of 116% of the principal amount of the Debenture, plus accrued interest. The Debentures have a term of four years, unless sooner converted, and bear interest at 7% per annum, payable upon maturity or conversion, whichever occurs first.

     Debentures are subordinated in right of payment to the Company's secured debt in favor of banks, savings and loan associations, institutions or other asset-based lenders, in an amount up to $25,000,000. The amount of such debt currently totals $6,400,000. The Debentures will be in default if the Company fails to pay principal or interest at maturity, or if the Company fails to observe or perform certain covenants, conditions and agreements set forth in the Agreement, or if the Company becomes bankrupt or insolvent. No periodic evidence is required to be furnished as to the absence of default or as to compliance with the terms of the Debentures. Subject to the restrictions described below, Warrants may be exercised for a period of three years at an exercise price of $9.50 per share. Warrants are not redeemable by the Company. Holders of Debentures and Warrants have certain rights to registration under the Securities Act of 1933 of the Common Stock underlying the Debentures and Warrants, pursuant to the terms of the Agreement. If the Common Stock into which the Debentures are convertible is not registered with the SEC by July 2, 1997, the Debentures will bear interest at the rate of 15% from that date until the first to occur of the maturity date, the conversion date or the effectiveness of such registration.

     The Company is submitting this transaction to a vote of the Shareholders to ensure its compliance with Nasdaq Stock Market Rule 4460(i)(1)(D), which requires shareholder approval for the issuance in a transaction not involving a public offering of voting securities equal to twenty percent (20%) or more of the total voting securities of the Company at less than fair market value prior to such issuance. While the Agreement provides that the Debentures are not convertible into more than 765,367 shares of Common Stock (approximately 19.9% of the 3,826,840 shares outstanding at the time of the Agreement) unless Shareholder approval is obtained, the variable nature of the Formula Price makes the issuance of more than 765,367 shares possible. If Shareholder approval is not obtained by March 4, 1998, or if a registration statement registering the Common Stock underlying the Debentures and Warrants has not been declared effective by the Securities and Exchange Commission by that time, holders of unconverted Debentures may require the Company to redeem the Debentures at 115% of the principal amount of the Debenture plus accrued interest. The Warrants are not exercisable unless Shareholder approval is obtained.

     The Company sold the Debentures subject to conversion at the Formula Price on the basis of arms length negotiations with representatives of the accredited investors who purchased Debentures and Warrants. The decision to raise the capital needed for expansion, including but not limited to the joint venture in China, by means of a private placement of Debentures convertible at the Formula Price and Warrants exercisable at $9.50 rather than by a public offering at market price, was carefully considered by the Company's management. It was management's conclusion that the Company's immediate need for the additional capital, coupled with the additional time necessary for the Company to conduct a successful public offering, as well as the market risks attendant to any public offering, in 1997, outweighed the benefit of a potentially higher stock price in a public offering.

     While the Company recognizes that the effect of the Formula Price is to give purchasers of Debentures pursuant to the Agreement a discount from the price which would otherwise be available to the public on the date of conversion and that the $9.50 exercise price of the Warrants may also be lower than the market price on the date of their exercise, management considers the overall effect of the sale of the Debentures and the Warrants to be positive for the trading price of the Company's Common Stock on Nasdaq. In particular, because the $9.50 exercise price of the Warrants was higher than the market price of $9.25 on the effective date of the Agreement and was the same as the maximum Formula Price, purchasers of Debentures and Warrants will have an incentive not to sell the shares received upon conversion of the Debentures at a price less than the $9.50 exercise price of the Warrants. Naturally, the Company cannot predict whether the exercise price of the Warrants will be higher or lower than the prevailing market prices on Nasdaq in the future but, on balance, the Company believes that the sale of the Debentures and Warrants pursuant to the Agreement will not adversely affect the market price of the Company's Common Stock.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL AND RATIFICATION OF THE COMPANY'S 1997 PRIVATE PLACEMENT OF
     SECURITIES.

   * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *


                  PROPOSAL TO AMEND THE TANDEM STOCK OPTION
                     AND STOCK APPRECIATION RIGHTS PLAN

     The Tandem Stock Option and Stock Appreciation Rights Plan (the "Tandem Plan") was adopted by the Company in 1987 and amended June 14, 1990, June 20, 1994 and February 23, 1996. On January 24,1997, the
Compensation Committee (the "Committee") approved further amendments to the Tandem Plan to conform to recent changes in 17 C.F.R. 240.16b-3 ("Rule 16b-3"), under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and to permit greater flexibility in administration of the Tandem Plan. It is now proposed to approve these amendments to the Tandem Plan which would (i) eliminate the requirement that members of the Committee administering the Tandem Plan be "disinterested persons" as had been previously required by Rule 16b-3; (ii) while the Committee is expected to continue to administer the Tandem Plan for the foreseeable future, permit the Board of Directors to make grants of stock options or otherwise administer the Tandem Plan if and to the extent such administration would be consistent with applicable law; (iii) permit the Board of Directors or the Committee administering the Tandem Plan to determine the fair market value of the Company's Common Stock for purposes of the Tandem Plan by averaging the price over a period of up to 90 days preceding the grant of any option or stock appreciation right; (iv) permit the Board of Directors or the Committee administering the Tandem Plan to make grants of nonqualified stock options or stock appreciation rights with exercise prices of not less than 50% of the fair market value of the Company's Common Stock; (v) permit, to the extent consistent with applicable law, discretionary grants of options and stock appreciation rights to members of the Board of Directors or the Committee administering the Tandem Plan; (vi) require shareholder approval of amendments to the Tandem Plan only if the amendment would (A) increase the total number of shares of Common Stock authorized for issuance pursuant to the Tandem Plan or (B) require shareholder approval under applicable law; (vii) include in the amount which may be loaned to participants exercising options the amount of any tax liability incurred by them in connection with such exercise; and (viii) give the Board of Directors or the Committee administering the Tandem Plan the discretion to permit a participant to effect a net exercise of an option without tendering shares of the Company's stock as payment for the option.

     The Company's Board of Directors and its Compensation Committee (consisting of Sarah L. Booher and David A. Lisowski, its two outside Directors) believe that these changes are important to permit the Company to continue to attract and retain officers, directors, key employees, advisors and consultants, to encourage stock ownership by employees and management and to give the Committee flexibility in administering the Tandem Plan to provide incentives and promote the financial success and progress of the Company.

     Below is a summary description of the Tandem Plan, as proposed to be amended:

Description of the Tandem Plan

ADMINISTRATION

     The Tandem Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee presently consists of Ms. Booher and Mr. Lisowski. Subject to the Tandem Plan, the Committee has the authority to determine to whom stock options or stock appreciation rights may be granted, the time or times at which options and rights are granted, the number of shares covered by each such grant, and the duration of the options or rights. All decisions, determinations and interpretations made by the Committee are binding on participants of the Tandem Plan.

     Prior to the proposed amendments, all members of the Committee were required to be "disinterested persons" as that term had been defined in Rule 16b-3 under the Exchange Act. Insofar as Rule 16b-3 has been amended to delete this requirement, the Tandem Plan is also proposed to be amended to remove the requirement. In addition, the Tandem Plan is being amended to permit the Board of Directors to administer the Tandem Plan if and to the extent that such administration would be consistent with applicable law.

UNDERLYING SECURITIES

     The securities underlying stock options and stock appreciation rights under the Tandem Plan are shares of the Company's $.01 par value Common Stock. Pursuant to the Tandem Plan the maximum number of shares of Common Stock that may be issued upon exercise or payment will not exceed 3,000,000 shares. Pursuant to the terms of the Tandem Plan, shares subject to stock options or stock appreciation rights which for any reason expire or are terminated unexercised as to such shares may again be the subject of a grant under the Tandem Plan. In addition, for purposes of calculating the maximum number of shares which may be issued under the Tandem Plan, only shares issued as a result of the exercise of stock appreciation rights are counted and any shares tendered as payment of the exercise price of an option will be added back to the Tandem Plan.

     The market value of the total shares authorized as of April ____, 1997 was $_________.

ELIGIBLE EMPLOYEES AND OTHERS

     Stock options and stock appreciation rights may be granted under the Tandem Plan to officers, directors and employees of, and advisors and consultants to, the Company. Options granted under the Tandem Plan that are incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code (the "Code") may only be granted to employees (including officers and directors who are employees) of the Company. Advisors and consultants may receive grants only if they provide bona fide services that are not rendered in connection with the offer or sale of securities or in a capital-raising transaction. The Committee's discretion in granting options or stock appreciation rights to its members is limited. See "Option Grants to Committee Members" below. Subject to the Tandem Plan, no participant may be granted more than 300,000 options over any three year period under the Tandem Plan.

     As of April ____, 1997, the Company had approximately ___ employees and other persons eligible to receive grants under the Tandem Plan.

OPTION GRANTS TO COMMITTEE MEMBERS

     On the date of each meeting of the Board of Directors or a committee thereof, each member of the Committee that attends such meeting in person will receive a grant of ten year, fully vested, nonqualified stock options to purchase 500 shares of the Company's Common Stock at the fair market value determined in accordance with the Tandem Plan based on a valuation period of 30 days. See "Option Price and Duration" below. Upon approval of the proposed amendments, the Committee would have discretion in granting options or stock appreciation rights to members of the Committee only to the extent permitted by applicable law.

     Prior to the proposed amendments, the exercise price for automatic options was determined by reference to a single quoted price on the date of the meeting attended and the Committee had no discretion in granting options or stock appreciation rights to members of the Committee.


PLAN BENEFITS

     Set forth below in tabular form are the benefits or amounts to be received by or allocated to each of the named persons or groups under the Tandem Plan. The Committee determines the number of stock options or stock appreciation rights which may be granted to officers, directors and employees of, and advisors and consultants to, the Company under the Tandem Plan. Because such number, if any, is entirely in the discretion of the Committee, the future benefits or amounts to be received by or allocated to those persons, except for the two outside Directors, are not determinable. The two outside Directors are both members of the Committee and they receive stock options through the provisions for automatic grants to Committee Members described above. See "Option Grants to Committee Members."


                                 TANDEM PLAN

                                           Dollar          Number of
Name and Position                       Value ($)(1)        Shares

Joseph H. Kiser, Chairman of the
 Board and Chief Scientific Officer(2)       -0-            250,000

David G. Sherman, President and              -0-            335,000
 Chief Executive Officer and
 Chief Financial Officer(3)

Executive Officer Group (5 persons)(4)       -0-            780,680

Non-Executive Officer Director
 Group (2 persons)(5)                        -0-            16,500

Nominee for Director Group (4 persons)(6)    -0-            601,500

Associate of Director, Executive
 Officer or Nominee Group (0 persons)        -0-              -0-

5% or More Recipient Group (0 persons)       -0-              -0-

Non-Executive Officer Employee
 Group (_____ persons)                       -0-            80,564
----------------------------

(1) All options have been granted at not less than the fair market value on the date of grant. The dollar value to the grantee is solely dependent on the increase in the stock price subsequent to the date of grant. On October 1, 1996, the Compensation Committee repriced certain of the previously granted options. See "Compensation
     Committee Report on Repricing" above.
(2) Mr. Kiser was granted 100,000 options in 1995 and 50,000 options in 1996 which are subject to a vesting schedule, and was granted 100,000 options in 1997.
(3) Mr. Sherman was granted 43,750 options in 1993 (of which 8,750 have been exercised), 100,000 options in 1995 and 100,000 options in 1996 which are subject to a vesting schedule, and 100,000 options in fiscal 1997.
(4) In addition to Messrs. Kiser and Sherman, three other executive officers were granted an aggregate of 43,750 options in 1993, 38,000 in 1995, 51,860 in 1996 and 62,250 in 1997.
(5)  Ms. Booher was granted 1,000 options in 1994, 5,000 options in 1995,
     5,000 options in 1996 and 2,000 options in 1997. Mr. Lisowski was granted 1,500 options in 1996 and 2,000 options in 1997.
(6)  Includes Messrs. Kiser, Sherman and Lisowski and Ms. Booher.


OPTION PRICE AND DURATION

     Upon approval of the proposed amendments, for nonqualified options, the option price may be less than the fair market value of the stock on the date of grant, but in no event will the option price be less than 50% of the fair market value of the stock on the valuation date. For ISOs, the exercise price per share is 100% of the fair market value of the Common Stock on the date of valuation, or in the case of ISOs granted to employees holding more than 10% of the total combined voting power of all classes of stock of the Company, 110% of the fair market value of the Common Stock on the valuation date.

     Pursuant to the proposed amendments, "fair market value" means (a) if there is an established market for the Company's Common Stock on a stock exchange, in an over-the-counter market or otherwise, the mean of the highest and lowest quoted selling prices on the valuation date, or (b) if there were no such sales on the valuation date, then in accordance with Treas. Reg. Sec. 10.2031-2 or successor regulations. Unless otherwise specified by the Committee at the time of grant or in the Tandem Plan (as in the case of automatic grants to Committee members), the valuation date for purposes of determining fair market value is the date of grant. The Committee may, however, specify in any grant of an option or stock appreciation right that, instead of the date of the grant, the valuation date shall be a valuation period of up to ninety (90) days prior to the date of grant, and fair market value for purposes of such grant shall be the average over the valuation period of the mean of the highest and lowest quoted selling prices on each date on which sales were made in the valuation period.

     Prior to the proposed amendments, the exercise price per share of all options granted under the Tandem Plan was always the fair market value of the Common Stock determined by a single quoted price on the grant date.

     Unless otherwise prescribed by the Committee, options granted under the Tandem Plan expire ten (10) years from the date of grant, or in the case of ISOs granted to employees holding more than 10% of the total combined voting power of all classes of stock of the Company, five (5) years from the date of grant.

EXERCISE OF OPTIONS AND PAYMENT FOR STOCK

     Options are exercisable in accordance with the terms and conditions of the grant to the participant. The exercise price of options may be paid in cash or in shares of the Company's Common Stock (valued at the fair market value of the shares on the date of exercise) or by a combination thereof. If the proposed amendments are approved, the Committee may, in its discretion and subject to ratification by the entire Board of Directors, loan one or more participants all or a portion of the exercise price, together with the amount of any tax liability incurred by the participant as a result of the exercise of the option, for up to three
(3) years with interest payable at the prime rate quoted in the Wall Street Journal on the date of exercise. Members of the Committee may receive such loans for the exercise of their options with Committee approval or Board ratification. With respect to loans made to officers or directors of the Company, approval of the amendments to the Tandem Plan, will be deemed to be preapproval by, and/or prior notification of, the shareholders for all loans permitted by, and subsequently made pursuant to, the Tandem Plan for purposes of the Colorado Business Corporation Act. In addition, pursuant to the amendments, the Committee or the Board of Directors may elect to permit a participant to effect a net exercise of an option without tendering shares of the Company's stock as payment for the option. In such an event, the participant would be deemed to have paid for the exercise of the option with shares of the Company's stock and would receive from the Company a number of shares equal to the difference between the shares that would have been tendered and the number of options exercised. Previously the Tandem Plan did not expressly permit loans to cover a participant's tax liability.

     Prior to the proposed amendments, a participant who desired to use shares of the Company's stock in payment of the exercise price for the option being exercised was required to tender a stock certificate for the appropriate number of shares of the Company's stock sufficient to pay the exercise price.

STOCK APPRECIATION RIGHTS

     Stock appreciation rights may be granted by the Committee only in connection with an option granted under the Tandem Plan and any rights so granted will be alternative to the related option. A stock appreciation right entitles its holder to receive the excess of the fair market value (at the date of exercise) of a share of Common Stock over the option price provided for in the related option.

EXERCISE OF STOCK APPRECIATION RIGHTS

     A stock appreciation right is exercisable at the same time or times that the related option is exercisable. Exercise of a stock appreciation right is effected by written notice to the Company. The Company may pay the stock appreciation right in cash or shares of Common Stock in its sole discretion. The exercise of a stock appreciation right automatically results in the cancellation of the related option on a share-for-share basis.

NONTRANSFERABILITY

     During a participant's lifetime, an option may be exercisable only by the participant. Options granted under the Tandem Plan and the rights and privileges conferred thereby are not subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by applicable law and Rule 16b-3, the Committee may (i) permit a recipient of a nonqualified stock option to designate in writing during the participant's lifetime a beneficiary to receive and exercise the participant's nonqualified stock options in the event of such participant's death, (ii) grant nonqualified stock options that are transferable to the immediate family or a family trust of the recipient, and (iii) modify existing nonqualified stock options to be transferable to the immediate family or a family trust of the recipient. Any other attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Tandem Plan or of any right or privilege conferred thereby contrary to the provisions of the Tandem Plan would be null and void.

AMENDMENT, SUSPENSION AND TERMINATION

     The Board of Directors or the Committee may at any time suspend, terminate or amend the Tandem Plan, except that, without the approval of the shareholders, (1) the total number of shares available for grants under the Tandem Plan may not be increased, and (ii) no change may be made that requires shareholder approval under applicable law. No amendment, suspension or termination of the Tandem Plan will, without the participant's consent, alter or impair any of the rights or obligations under any option or stock appreciation right granted prior to that amendment, suspension or termination. Unless earlier terminated by the Committee, the Tandem Plan will terminate on January 28, 2004, and no stock option or stock appreciation right may be granted after that date.

     Prior to the proposed amendments, only the Committee had the authority to amend the Tandem Plan and shareholder approval was required for any amendment which materially modified the benefits to participants or the eligibility requirements for grants under the Tandem Plan. In addition, the Tandem Plan previously included a limit on the number of amendments to the Committee's formula grants which was previously required under Rule 16b-3.

FEDERAL INCOME TAX CONSEQUENCES

     A. INCENTIVE STOCK OPTIONS. The following general rules are applicable for Federal income tax purposes under existing law to employees of the Company who receive and exercise ISOs granted under the Tandem
Plan:

          1. Generally, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon exercise of the ISO.

          2. No tax deduction is allowed to the Company upon either grant or exercise of an ISO under the Tandem Plan.

          3. If shares acquired upon exercise of an ISO are not disposed of prior to the later of (i) two years following the date the Option was granted or (ii) one year following the date the shares are transferred to the optionee pursuant to the exercise of the Option, the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as long-term gain or loss to the optionee.

          4. If shares acquired upon exercise of an ISO are disposed of before the expiration of one or both of the requisite holding periods (a "disqualifying disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the Option over the exercise price or (ii) the actual gain on disposition, will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

          5. In any year that an optionee recognizes compensation income on a disqualifying disposition of shares acquired by exercising an ISO, the Company will generally be entitled to a corresponding deduction for income tax purposes.

          6. Any excess of the amount realized by the optionee as the result of a disqualifying disposition over the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as either long-term or short-term capital gain, depending upon the time elapsed between receipt and disposition of such shares.

          7. The bargain element at the time of exercise of an ISO, i.e., the amount by which the fair market value of the Common Stock acquired upon exercise of the ISO exceeds the exercise price, may be taxable to the optionee under the "alternative minimum tax" provisions of the Code.

     B. NONQUALIFIED OPTIONS. Nonqualified Options are taxed in accordance with Section 83 of the Code and the Regulations issued thereunder. The following general rules are applicable to United States holders of such options and to the Company for Federal income tax purposes under existing law:

          1. The optionee does not realize any taxable income upon the grant of a Nonqualified Option, and the Company is not allowed a business expense deduction by reason of such grant.

          2. The optionee will recognize ordinary compensation income at the time of exercise of a Nonqualified Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Company will require employees to make appropriate arrangements for the withholding of taxes on this amount.

          3. When the optionee sells the shares, he or she will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (i.e., the exercise price plus the amount taxed to the optionee as compensation income). If the optionee holds the shares for longer than one year, this gain or loss will be a long-term capital gain or loss.

          4. In general, the Company will be entitled to a tax deduction in the year in which compensation income is recognized by the optionee.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENTS TO THE TANDEM STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

                   PROPOSAL TO AMEND THE STOCK GRANT PLAN

     The Stock Grant Plan (the "Stock Plan") was adopted by the Company on June 16, 1995 and approved by the shareholders on June 26, 1996. On January 24, 1997, the Committee approved certain amendments to the Stock Plan to conform to recent changes in Rule 16b-3 under the Exchange Act, and to permit greater flexibility in administration of the Stock Plan. It is now proposed to approve these amendments to the Stock Plan which would
(i) eliminate the requirement that members of the Committee administering the Stock Plan be "disinterested persons" as had been previously required by Rule 16b-3; (ii) while the Committee is expected to continue to administer the Stock Plan for the foreseeable future, permit the Board of Directors to make grants of stock or otherwise administer the Stock Plan if and to the extent such administration would be consistent with applicable law; (iii) permit, to the extent consistent with applicable law, discretionary grants of stock to members of the Board of Directors or the Committee administering the Stock Plan; and (vi) require shareholder approval of amendments to the Stock Plan only if the amendment would (A) increase the total number of shares of Common Stock authorized for issuance pursuant to the Stock Plan or (B) require shareholder approval under applicable law.

     The Company's Board of Directors and its Compensation Committee (consisting of Sarah L. Booher and David A. Lisowski, its two outside Directors) believe that these changes are important to permit the Company to continue to attract and retain officers, directors, key employees, advisors and consultants, to encourage stock ownership by employees and management and to give the Committee flexibility in administering the Stock Plan to provide incentives and promote the financial success and progress of the Company.

     The following is a summary description of the Stock Plan as proposed to be amended:

DESCRIPTION OF THE STOCK PLAN

ADMINISTRATION

     The Stock Plan is administered by the Compensation Committee of the Board of Directors of the Company. The Committee presently consists of Ms. Booher and Mr. Lisowski. Subject to the Stock Plan, the Committee has the authority to determine the terms of the grants, including number of shares of stock in each grant and may impose conditions on awards, such as a vesting schedule, which may differ from one grant to another. Stock which is granted subject to conditions, such as a vesting schedule, is not transferable, assignable, nor may it be hypothecated until such time as
the stock is no longer subject to such conditions.    All decisions,
determinations and interpretations made by the Committee are binding on participants of the Stock Plan.

     Prior to the proposed amendments, all members of the Committee were required to be "disinterested persons" as that term had been defined in Rule 16b-3 under the Exchange Act. Insofar as Rule 16b-3 has been amended to delete this requirement, the Stock Plan is also proposed to be amended to remove the requirement. In addition, the Stock Plan is being amended to permit the Board of Directors to administer the Stock Plan if and to the extent that such administration would be consistent with applicable law.

UNDERLYING SECURITIES

     The securities underlying the Stock Plan are shares of the Company's $.01 par value Common Stock. Pursuant to the Stock Plan, the maximum number of shares that may be issued is 100,000 shares. The market value of those shares on April ___, 1997 was $_________.


ELIGIBLE EMPLOYEES AND OTHERS

     Awards may be granted to those officers, directors, employees, consultants, advisors, and independent contractors of the Company that are selected by the Committee. The Committee's discretion in making stock grants to its members is limited. See "Grants to Committee Members" below.

     As of April ___, 1997, the Company has approximately ___ employees and other persons eligible to receive grants under the Stock Plan.

GRANTS TO COMMITTEE MEMBERS

     Each Committee member is entitled to receive an automatic grant of 50 shares per month on the first day of each month. Upon approval of the proposed amendments, the Committee would have discretion in making stock grants to members of the Committee only to the extent permitted by applicable law. Stock certificates issued to Committee members bear a legend stating that the stock must be held for a minimum of six (6) months prior to sale by the Committee member.

PLAN BENEFITS


     Set forth below in tabular form are the benefits or amounts received or to be received by or allocated to each of the named persons or groups under the Stock Plan. The Committee determines the number of stock grants which may be granted to officers, directors, employees, consultants, advisors and independent contractors under the Stock Plan. Because such number, if any, is entirely in the discretion of the Committee, the future benefits or amounts to be received by or allocated to such persons are not determinable, except for automatic grants to Committee members. See "Grants to Committee Members" above.


                              STOCK GRANT PLAN

                                            Dollar          Number of
Name and Position                          Value ($)         Shares

Joseph H. Kiser, Chairman of the
 Board and Chief Scientific Officer           -0-              -0-

David G. Sherman, President and               -0-              -0-
 Chief Executive Officer and
 Chief Financial Officer

Executive Officer Group (5 persons)           -0-              -0-

Non-Executive Officer Director
 Group (2 persons)                        $16,438(1)          1,500

Non-Executive Officer Employee
 Group (___ persons)                          -0-              -0-
____________________

(1) Each Committee member is entitled to receive an automatic grant of 50 shares per month on the first day of each month. The dollar value was determined by using the closing price of the shares on the first stock trading day of each month through March 1, 1997. Ms. Booher was granted 900 shares in 1996 and 150 shares through March 1997.
     Mr. Lisowski was granted 300 shares in 1996 and 150 shares through March 1997.



TAX WITHHOLDING

     Recipients of stock grants are not required to pay for acquisition of the stock but will be subject to tax consequences. The Company may require employees and other recipients of stock grants to submit to the Company an amount sufficient to pay withholding taxes due under state or federal tax laws prior to delivery of stock.

FORFEITURE

     If the recipient of an award ceases to be employed by the Company or ceases to serve as a director, consultant, advisor or independent contractor of the Company, or otherwise ceases to provide bona fide services as specified in the eligibility requirements set forth above, any portion of his or her award for which the conditions specified in the grant of the award have not been satisfied will immediately terminate.

AMENDMENT, SUSPENSION AND TERMINATION

     The Board of Directors or the Committee may at any time suspend, terminate or amend the Stock Plan, except that, without the approval of the shareholders, (i) the total number of shares available for grants under the Stock Plan may not be increased, and (ii) no change may be made that requires shareholder approval under applicable law. No amendment, suspension or termination of the Stock Plan will, without the participant's consent, alter or impair any of the rights or obligations under any grant made prior to that amendment, suspension or termination. Unless earlier terminated by the Committee, the Stock Plan will terminate on June 15, 2005, and no grants of stock may be granted after that date.

     Prior to the proposed amendments, only the Committee could amend the Stock Plan and shareholder approval was required for any amendment which materially modified the benefits to participants or the eligibility requirements for grants under the Stock Plan. In addition, the Stock Plan previously included a limit on the number of amendments to the Committee's formula grants which was previously required under Rule 16b-3.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENTS TO THE STOCK GRANT PLAN.

     * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *


                               OTHER BUSINESS

     As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid Proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

     Under Colorado law, unless otherwise provided in the Company's Articles of Incorporation: (i) for the election of directors, of the shares represented in person or by proxy at the meeting and entitled to vote, that number of candidates equalling the number of directors to be elected having the highest number of votes cast in favor of their election, are elected to the board of directors; and (ii) for the ratification of auditors, the approval of the 1997 private placement, and the amendments to the Tandem Plan and the Stock Grant Plan, of the shares represented in person or by proxy at the meeting and entitled to vote, the votes cast favoring the ratifications or approving the amendments must exceed the votes opposing it. The Company's Articles of Incorporation do not require a greater or lesser vote for any of these matters. Abstentions and broker non-votes will be counted for purposes of establishing a quorum only. Only those votes cast for the election of directors and the proposals will be counted as votes in favor or affirmative votes.

                                ANNUAL REPORT

     The Company's Annual Report for the fiscal year ended December 31, 1996 accompanies this Proxy Statement. The audited financial statements of the Company are included in such Annual Report. Copies of the Form 10-KSB for the fiscal year ended December 31, 1996 are available from the Company upon written request of a Shareholder. In addition, copies of the exhibits thereto are available from the Company upon written request of a Shareholder and payment of the Company's out-of pocket expenses.

                DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
               FOR THE ANNUAL MEETING TO BE HELD IN JUNE 1997

     Any proposal from a Shareholder intended to be presented at the Company's annual meeting of Shareholders to be held in June 1998, must be received at the offices of the Company, 11101 East 51st Avenue, Denver, Colorado 80239 no later than December ___, 1997, in order to be included in the Company's proxy statement and proxy relating to that meeting.


Denver, Colorado                                            JOSEPH H. KISER
April ___, 1997                                       CHAIRMAN OF THE BOARD
                                                              AND SECRETARY

                                 APPENDICES

                            VARI-L COMPANY, INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Joseph H. Kiser and David G. Sherman, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of Vari-L Company, Inc. held of record by the undersigned on April 11, 1997, at the Annual Meeting of Shareholders to be held on June 20, 1997 or any adjournment thereof.

       1.  ELECTION OF FOUR DIRECTORS.


[   ]      FOR all nominees listed below (except as marked to the
           contrary)

[   ]      WITHHOLD AUTHORITY to vote for all the nominees listed below

           Joseph H. Kiser            David G. Sherman
           Sarah L. Booher            David A. Lisowski

       (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, CROSS OUT THAT NOMINEE'S NAME ABOVE.)

       2. TO RATIFY THE APPOINTMENT OF HAUGEN, SPRINGER & CO. AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING
DECEMBER 31, 1997.

       [   ]   FOR        [   ]  AGAINST      [   ]  ABSTAIN

       3. TO APPROVE AND RATIFY THE TERMS OF THE COMPANY'S 1997 PRIVATE PLACEMENT OF SECURITIES CONSISTING OF CONVERTIBLE SUBORDINATED DEBENTURES AND WARRANTS TO PURCHASE SHARES OF THE COMPANY'S $.01 PAR VALUE COMMON STOCK.

       [   ]   FOR        [   ]  AGAINST      [   ]  ABSTAIN

       4. TO APPROVE OF CERTAIN AMENDMENTS TO THE STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN TO CONFORM WITH RECENT AMENDMENTS TO SEC RULE 16B-3, AND TO PERMIT GREATER FLEXIBILITY IN THE ADMINISTRATION OF THE PLAN.

       [   ]   FOR        [   ]  AGAINST      [   ]  ABSTAIN

       5. TO APPROVE OF CERTAIN AMENDMENTS TO THE STOCK GRANT PLAN TO CONFORM WITH RECENT AMENDMENTS TO SEC RULE 16B-3, AND TO PERMIT GREATER FLEXIBILITY IN THE ADMINISTRATION OF THE PLAN.

       [   ]   FOR        [   ]  AGAINST      [   ]  ABSTAIN

       6. To transact such other business as may properly come before the Meeting or any adjournment thereof.

       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

       The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith.

Dated:                      , 1997

                            ----------------------------------------------


                            ----------------------------------------------
                            Signature(s) of Shareholder(s)

                            Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.


     PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING OR TO SUBMIT A LATER DATED REVOCATION OR AMENDMENT TO THIS PROXY ON ANY OF THE ISSUES SET FORTH ABOVE.


                                 APPENDICES

                           TANDEM STOCK OPTION AND
                       STOCK APPRECIATION RIGHTS PLAN
                  As Amended and Restated February 23, 1996
              As further Amended and Restated January 24, 1997

     1. PURPOSE. Vari-L Company, Inc. (the "Company") hereby establishes the Tandem Stock Option and Stock Appreciation Rights Plan (the "Plan"). The purpose of the Plan is to advance the interests of the Company and its stockholders by providing a means by which the Company shall be able to attract and retain competent officers, directors, key employees, advisors and consultants by providing them with an opportunity to participate in the increased value of the Company which their effort, initiative, and skill have helped produce.

     2.   GENERAL PROVISIONS.

          (a) The Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee shall be comprised of two or more independent outside directors designated by the Board of Directors. The Committee shall have full power to construe and interpret the Plan and to establish and amend rules and regulations for its administration. Notwithstanding the foregoing, if it would be consistent with all applicable law, including, without limitation, Rule 16b-3 promulgated under the Securities Exchange Act of 1934 as amended ("Rule 16b-3") and the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder (including, without limitation, the regulations relating to Section 162(m) of the Code), then the Plan may be administered by the Board of Directors, and if so administered all subsequent references to the Committee shall be read as referring to the Board of Directors. Any action of the Committee with respect to the Plan shall be taken by majority vote or by the unanimous written consent of the Committee members.

          (b) The Committee shall determine, in its sole discretion, which participants under the Plan shall be granted stock options or stock appreciation rights, the time or times at which options and rights are granted, as well as the number of shares and the duration of the options or rights which are granted to participants, provided, however, that no participant may be granted more than 300,000 options during any three year period under the Plan.

          (c) The Committee shall also determine any other terms and conditions relating to options and rights granted under the Plan as the Committee may prescribe, in its sole discretion.

          (d) The Committee may, in its discretion, delegate its administrative duties with respect to the Plan to an officer or employees, or to a committee composed of officers or employees, of the Company.

          (e) The Committee shall make all other determinations and take all other actions which it deems necessary or advisable for the administration of the Plan.

          (f) All decisions, determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

          (g) Notwithstanding anything to the contrary herein, the Committee shall have no authority to determine the amount, price or timing of grants hereunder to members of the Committee, unless, and only to the extent that, its exercise of such authority is consistent with all applicable laws, including, without limitation, Rule 16b-3.

     3. ELIGIBILITY. Officers, directors and employees of the Company and advisors and consultants to the Company shall be eligible to participate in the Plan and to receive options and rights hereunder, provided, however, that: (a) Incentive Stock Options may only be granted to employees (including officers and directors who are employees) of the Company or its subsidiaries; and (b) advisors and consultants shall be eligible for grants only if they provide bona fide services that are not rendered in connection with the offer or sale of securities or in a capital-raising transaction.

     4. NUMBER OF SHARES SUBJECT TO PLAN. The aggregate number of shares of the Company's $.01 par value Common Stock which may be granted to participants shall be 3,000,000 shares, subject to adjustment only as provided in Sections 5(h) and 7 hereof. These shares may consist of shares of the Company's authorized but unissued Common Stock or shares of the Company's authorized and issued Common Stock reacquired by the Company and held in its treasury or any combination thereof. If an option granted under this Plan is surrendered, or for any other reason ceases to be exercisable in whole or in part, the shares as to which the option ceases to be exercisable shall be available for options to be granted to the same or other participants under the Plan, except to the extent that an option is deemed surrendered by the exercise of a tandem stock appreciation right and that right is paid by the Company in stock, in which event the shares issued in satisfaction of the right shall not be available for new options or rights under the Plan.

     5.   STOCK OPTION.

          (a) TYPE OF OPTIONS. Options granted on or after January 28, 1994 may be either Nonqualified Stock Options or Incentive Stock Options as determined by the Committee in its sole discretion and as reflected in the Notice of Grant issued by the Committee. All Options granted under the Plan prior to January 28, 1994 were nonqualified stock options. "Incentive Stock Option" means an option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. "Nonqualified Stock Option" means an option not intended to qualify as an Incentive Stock Option or an Incentive Stock Option which is converted to a Nonqualified Stock Option under Section 5(f) hereof.

          (b) OPTION PRICE. The price at which options may be granted under the Plan shall be determined as follows:

               (i) For Incentive Stock Options the option price shall be equal to 100% of the Fair Market Value of the stock on the date the option is granted provided, however, that Incentive Stock Options granted to any person who, at the time such option is granted owns (as defined in Section 422 of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or its parent or subsidiary corporation, the Option Price shall be 110% of the Fair Market Value.

               (ii) For Nonqualified Stock Options the option price may be less than the Fair Market Value of the stock on the date of grant, but in no event shall the option price be less than fifty percent 50% of the Fair Market Value of the stock on the date the option is granted.

               (iii) For purposes of this Plan, and except as otherwise set forth herein, "Fair Market Value" shall mean (a) if there is an established market for the Company's Common Stock on a stock exchange, in an over-the-counter market or otherwise, the mean of the highest and lowest quoted selling prices on the valuation date, or (b) if there were no such sales on the valuation date, then in accordance with Treas. Reg. Sec. 20.2031-2 or successor regulations. Unless otherwise specified by the Committee at the time of grant, or in the Plan (as in the case of automatic grants to Committee members), the valuation date for purposes of determining Fair Market Value shall be the date of grant. The Committee may, however, specify in any grant of an Option or Stock Appreciation Right that, instead of the date of the grant, the valuation date shall be a valuation period of up to ninety (90) days preceding the date of grant, and Fair Market Value for purposes of such grant shall be the average over the valuation period of the mean on the highest and lowest quoted selling prices on each date on which sales were made in the valuation period, provided, however, that if the Committee fails to specify a valuation period and there were no sales on the date of grant then Fair Market Value shall be determined as if the Committee had specified a thirty (30) day period for such determination, unless there is no established market for the Company's Common Stock in which case the determination of Fair Market Value shall be in accordance with clause (b) above.

          (c) EXERCISE OF OPTION. The right to purchase shares covered by any option or options under this Plan shall be exercisable only in accordance with the terms and conditions of the grant to the participant. Such terms and conditions may include a time period or schedule whereby some of the options granted may become exercisable, or "vested", over time and certain conditions, such as continuous service or specified performance criteria or goals, must be satisfied for such vesting. The determination as to whether to impose any such vesting schedule or requirements, and the terms of such schedule or requirements, shall be within the sole discretion of the Committee. These terms and conditions may be different for different participants so long as all options satisfy the requirements of the Plan.

               Options shall be paid for in cash or in shares of the Company's Common Stock, which shares shall be valued at the Fair Market Value of the shares on the date of exercise, or any combination thereof. The Committee may, in its discretion and subject to ratification by the entire Board of Directors, loan one or more participants all or a portion of the exercise price, together with the amount of any tax liability incurred by the participant as a result of the exercise of the option, for up to three (3) years with interest payable at the prime rate quoted in the Wall Street Journal on the date of exercise. Members of the Committee may receive such loans for the exercise of their options without Committee approval or Board ratification.

               The Committee may also permit a participant to effect a net exercise of an option without tendering any shares of the Company's stock as payment for the option. In such an event, the participant will be deemed to have paid for the exercise of the option with shares of the Company's stock and shall receive from the Company a number of shares equal to the difference between the shares that would have been tendered and the number of options exercised.

               The Committee may also cause the Company to enter into arrangements with one or more licensed stock brokerage firms whereby participants may exercise options without payment therefor but with irrevocable orders to such brokerage firm to immediately sell the number of shares necessary to pay the exercise price for the option and the withholding taxes, if any, and then to transmit the proceeds from such sales directly to the Company in satisfaction of such obligations.

          (d) DURATION OF OPTIONS. Unless otherwise prescribed by the Committee or this Plan, options granted hereunder shall expire ten (10) years from the date of grant, subject to early termination as provided in
Section 5(f) hereof.

          (D) INCENTIVE STOCK OPTIONS LIMITATIONS. In no event shall an Incentive Stock Option be granted to any person who, at the time such option is granted, owns (as defined in Section 422 of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or of its parent or subsidiary corporation, unless the option price is at least 110% of the Fair Market Value of the stock subject to the Option, and such Option is by its terms not exercisable after the expiration of five (5) years from the date such Option is granted. Moreover, the aggregate Fair Market Value (determined as of the time that option is granted) of the shares with respect to which Incentive Stock Options are exercisable for the first time by any individual employee during any single calendar year under the Plan shall not exceed $100,000. In addition, in order to receive the full tax benefits of an Incentive Stock Option, the employee must not resell or otherwise dispose of the stock acquired upon exercise of the Incentive Stock Option until two (2) years after the date the option was granted and one (1) year after it was exercised.

          (f) EARLY TERMINATION OF OPTIONS. In the event a participant's employment with or service to the Company shall terminate as the result of total disability or the result of retirement at 65 years of age or later, then any options granted to such participant shall terminate and may no longer be exercised three (3) months after the time such participant is no longer an employee, officer or director of, or advisor or consultant to, the Company. If the participant dies while employed or engaged by the Company, to the extent that the option was exercisable at the time of the participant's death, such option may, within one year after the participant's death, be exercised by the person or persons to whom the participant's rights under the option shall pass by will or by the applicable laws of descent and distribution; provided, however, that an option may not be exercised to any extent after the expiration of the option as originally granted. In the event a participant's employment or engagement by the Company shall terminate as the result of any circumstances other than those referred to above, whether terminated by the participant or the Company, with or without cause, then all options granted to such participant under this Plan shall terminate and no longer be exercisable as of the date of such termination, provided, however, that if an employee with an Incentive Stock Option terminates employment prior to its exercise, but after such termination becomes or remains a non-employee officer, director, advisor or consultant eligible for Nonqualified Stock Options hereunder, then the Incentive Stock Option shall be converted to a Nonqualified Stock Option on the date the Incentive Stock Option would otherwise have terminated.

               An employee who is absent from work with the Company because of total disability, as defined below, shall not by virtue of such absence alone be deemed to have terminated such participant's employment with the Company. All rights which such participant would have had to exercise options granted hereunder will be suspended during the period of such absence and may be exercised cumulatively by such participant upon his return to the Company so long as such rights are exercised prior to the expiration of the option as originally granted. For purposes of this Plan, "total disability" shall mean disability, as a result of sickness or injury, to the extent that the participant is prevented from engaging in any substantial gainful activity and is eligible for and receives a disability benefit under Title II of the Federal Social Security Act.

          (g) AUTOMATIC GRANTS TO COMMITTEE MEMBERS. Except as provided in Section 2(g) hereof, no action may be taken by the Committee to grant any options to members of the Committee. Notwithstanding the foregoing and irrespective of any action by the Committee, on the date of each meeting of the Board of Directors or a committee thereof, each member of the Committee that attends such meeting in person shall receive a grant of a ten year, fully vested, Nonqualified Stock Option to purchase 500 shares of the Company's Common Stock at an exercise price equal to the Fair Market Value calculated in accordance with Section 5(b) with a valuation period of thirty (30) days.

          (h) RELOAD BY PAYMENT IN SHARES. To the extent that a participant pays for the exercise of an option with shares of the Company's stock rather than cash, the tendered shares shall be deemed to be added back to the Plan, increasing the total number of shares subject to and reserved for the Plan by that amount.

     6.   STOCK APPRECIATION RIGHTS.

          (a) GRANT. Stock appreciation rights may be granted by the Committee under this Plan upon such terms and conditions as it may prescribe. A stock appreciation right may be granted only in connection with an option previously granted to or to be granted under this Plan. Each stock appreciation right shall become nonexercisable and be forfeited if the related option is exercised. "Stock appreciation right" as used in this Plan means a right to receive the excess of Fair Market Value, on the date of exercise, of a share of the Company's Common Stock on which an appreciation right is exercised over the option price provided for in the related option and is issued in consideration of services performed for the Company or for its benefit by the participant. Such excess is hereafter called "the differential."

          (b) EXERCISE OF STOCK APPRECIATION RIGHTS. Stock appreciation rights shall be exercisable and be payable in the following manner:

               (i) A stock appreciation right shall be exercisable by the participant at the same time or times that the option to which it relates could be exercised. A participant wishing to exercise a stock appreciation right shall give written notice of such exercise to the Company. Upon receipt of such notice, the Company shall determine, in its sole discretion, whether the participant's stock appreciation rights shall be paid in cash or in shares of the Company's Common Stock or any combination of cash and shares and thereupon shall, without deducting any transfer or issue tax, deliver to the person exercising such right an amount of cash or shares of the Company's Common Stock or a combination thereof with a value equal to the differential. The date the Company receives the written notice of exercise hereunder is the exercise date. The shares issued upon the exercise of a stock appreciation right may consist of shares of the Company's authorized but unissued Common Stock or of its authorized and issued Common Stock reacquired by the Company and held in its treasury or any combination thereof. No fractional share of Common Stock shall be issued; rather, the Committee shall determine whether cash shall be given in lieu of such fractional share or whether such fractional share shall be eliminated.

               (ii) The exercise of a stock appreciation right shall automatically result in the surrender of the related stock option by the participant on a share for share basis. Likewise, the exercise of a stock option shall automatically result in the surrender of the related stock appreciation right. Shares covered by surrendered options shall be available for granting further options under this Plan except to the extent and in the amount that such rights are paid by the Company with shares of stock, as more fully discussed in Section 4 hereof.

               (iii) The Committee may impose any other terms and conditions it prescribes upon the exercise of a stock appreciation right, which conditions may include a condition that the stock appreciation right may only be exercised in accordance with rules and regulations adopted by the Committee from time to time.

          (d) LIMITATION ON PAYMENTS. Notwithstanding any other provision of this Plan, the Committee may from time to time determine, including at the time of exercise, the maximum amount of cash or stock which may be given upon exercise of any stock appreciation right in any year, provided, however, that all such amounts shall be paid in full no later than the end of the year immediately following the year in which the participant exercised such stock appreciation rights. Any determination under this paragraph may be changed by the Committee from time to time provided that no such change shall require the participant to return to the Company any amount theretofore received or to extend the period within which the Company is required to make full payment of the amount due as the result of the exercise of the participant's stock appreciation rights.

          (e)  EXPIRATION OR TERMINATION OF STOCK APPRECIATION RIGHTS.

               (i) Each stock appreciation right and all rights and obligations thereunder shall expire on the date on which the related option expires or terminates.

               (ii) A stock appreciation right shall terminate and may no longer be exercised upon the expiration or termination of the related option.

     7. CAPITAL ADJUSTMENTS. The aggregate number of shares of the Company's Common Stock subject to this Plan, the maximum number of shares as to which options may be granted to any one participant hereunder, and the number of shares and the price per share subject to outstanding options, shall be appropriately adjusted by the Committee for any increase or decrease in the number of shares of Common Stock which the Company has issued resulting from any stock split, reverse stock split, stock dividend, combination of shares or any other change, or any exchange for other securities or any reclassification, merger, reorganization, consolidation, redesignation, recapitalization, or otherwise. Similar adjustments shall be made to the terms of stock appreciation rights.

     8. NONTRANSFERABILITY. During a participant's lifetime, an option may be exercisable only by the participant and options granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by applicable law and Rule 16b-3, the Committee may (i) permit a recipient of a Nonqualified Stock Option to designate in writing during the participant's lifetime a beneficiary to receive and exercise the participant's Nonqualified Stock Options in the event of such participant's death (as provided in Section 5(f)), (ii) grant Nonqualified Stock Options that are transferable to the immediate family or a family trust of the recipient, and (iii) modify existing Nonqualified Stock Options to be transferable to the immediate family or a family trust of the recipient. Any other attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan shall be null and void.

     9. AMENDMENT, SUSPENSION, OR TERMINATION OF PLAN. The Board of Directors or the Committee may at any time suspend or terminate the Plan and may amend it from time to time in such respects as the Board of Directors or the Committee may deem advisable in order that options and rights granted hereunder shall conform to any change in the law, or in any other respect which the Board of Directors or the Committee may deem to be in the best interests of the Company; provided, however, that no such amendment shall, without the participant's consent, alter or impair any of the rights or obligations under any option or stock appreciation rights theretofore granted to him under the plan; and provided further that no such amendment shall, without shareholder approval: (a) increase the total number of shares available for grants of options or rights under the Plan (except as provided by Section 7 hereof); or (b) effect any change to the Plan which is required to be approved by shareholder by law, including, without limitation, the regulations promulgated under Section 422 and
Section 162(m) of the Code. In addition, the provisions of Section 5(g) relating to the amount, price and timing of grants to members of the Committee shall not be amended more than once every six (6) months other than to comport with applicable changes to the Code, the Employee Retirement Income Security Act or rules thereunder.

     10. EFFECTIVE DATE. The effective date of the Plan shall be December 31, 1987, provided, however, that the effective date of the Plan as it relates to Incentive Stock Options shall be January 28, 1994 and no Incentive Stock Option may be granted hereunder before January 28, 1994. If the January 28, 1994 amendment to and restatement of the Plan is not approved by the affirmative vote of a majority of the Company's shareholders on or before January 28, 1995, then the Plan shall remain in effect as it was last amended on June 14, 1990. The failure of the shareholders to approve such amendment and restatement of the Plan shall not, however, affect the validity, duration or any other terms and conditions of options or rights granted prior to January 28, 1994, and shall affect the terms and conditions of options or rights granted after that date only to the extent required by law.

     11. TERMINATION DATE. Unless this Plan shall have been previously terminated by the Committee, this Plan shall terminate on January 28, 2004, except as to options and rights theretofore granted and outstanding under the Plan at that date, and no stock option or stock appreciation rights shall be granted after that date.

     12. RESALE OF SHARES PURCHASED. All shares of stock purchased under this Plan may be freely resold, subject to applicable state and federal securities laws restricting their transfer. As a condition to exercise of an option, the Company may impose various conditions, including a requirement that the person exercising such option represent and warrant that, at the time of such exercise, the shares of Common Stock being purchased are being purchased for investment and not with a view to resale or distribution thereof. The resale of shares purchased upon the exercise of Incentive Stock Options may, however, cause the employee to lose certain tax benefits if the employee fails to comply with the holding period requirements described in Section 5(e) hereof.

     13. ACCELERATION OF OPTIONS. If the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger or other reorganization, liquidation, or otherwise, any option granted pursuant to the Plan shall become immediately exercisable with respect to the full number of shares subject to that option during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets or stock of the Company and ending when the disposition of assets or stock contemplated by that agreement is consummated or the option is otherwise terminated in accordance with its provisions or the provisions of the Plan, whichever occurs first; provided that no option shall be immediately exercisable under this Section on account of any agreement of merger or other reorganization where the shareholders of the Company immediately before the consummation of the transaction will own 50% or more of the total combined voting power of all classes of stock entitled to vote of the surviving entity (whether the Company or some other entity) immediately after the consummation of the transaction. In the event the transaction contemplated by the agreement referred to in this section is not consummated, but rather is terminated, canceled or expires, the options granted pursuant to the Plan shall thereafter be treated as if that agreement had never been entered into.

     14. WRITTEN NOTICE REQUIRED; TAX WITHHOLDING. Any option or right granted pursuant to the Plan shall be exercised when written notice of that exercise by the participant has been received by the Company at its principal office and, with respect to options, when such notice is received and full payment for the shares with respect to which the option is exercised has been received by the Company. Participant agrees that, to the extent required by law, the Company shall withhold or require the payment by participant of any state, federal or local taxes resulting from the exercise of an option or right, provided however that to the extent permitted by law, the Committee may in its discretion, permit some or all of such withholding obligation to be satisfied by the delivery by the participant of, or the retention by the Company of, shares of its Common Stock.

     15. COMPLIANCE WITH SECURITIES LAWS. Shares shall not be issued with respect to any option or right granted under the Plan unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of state and federal law, including without limitation the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed or traded, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Further, each participant must consent to the imposition of a legend on the certificate representing the shares of Common Stock issued upon the exercise of the option or right restricting their transferability as may be required by law, the option, or the Plan.

     16. WAIVER OF VESTING RESTRICTIONS BY COMMITTEE. Notwithstanding any provision of the Plan, in the event a participant dies, becomes disabled, retires as an employee, officer or director of, or as an advisor or consultant to, the Company, the Committee shall have the discretion to waive any vesting restrictions on the retiree's options, or the early termination of any Nonqualified Stock Options held by the retiree.

     17. REPORTS TO PARTICIPANTS. The Company shall furnish to each participant a copy of the annual report sent to the Company's shareholders. Upon written request, the Company shall furnish to each participant a copy of its most recent annual report and each quarterly report to shareholders issued since the end of the Company's most recent fiscal year.

     18. NO EMPLOYEE CONTRACT. The grant of an option or right under the Plan shall not confer upon any participant any right with respect to continuation of employment by, or the rendition of advisory or consulting services to, the Company, nor shall it interfere in any way with the Company's right to terminate the participant's employment or services at any time.

Adopted by the Board of Directors of the Company on January 29, 1994 and approved by the Company's Shareholders on June 20, 1994. Adopted as amended and restated by the Compensation Committee on February 23, 1996 and approved by the Company's Shareholders on June 26, 1996. Adopted as amended and restated by the Compensation Committee on January 24, 1997 and proposed to approved by the Company's Shareholders on June 20, 1997.



DAVID G. SHERMAN,                 JOSEPH H. KISER,
  President                         Chairman of the Board
                                    and Secretary

                                 APPENDICES

                            VARI-L COMPANY, INC.
                              STOCK GRANT PLAN

                                June 16, 1995
                        As amended January 24, 1997]

     Section 1. PURPOSE. The purpose of the Stock Grant Plan (the "Plan") is to provide incentives for selected persons to promote the financial success and progress of Vari-L Company, Inc. (the "Company") through the award of shares of the Company's $.01 par value Common Stock ("Awards").

     Section 2.     GENERAL PROVISIONS OF THE PLAN.

          a. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee shall be comprised of two or more independent outside directors designated by the Board of Directors. Notwithstanding the foregoing, if it would be consistent with all applicable laws, including, without limitation, Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), then the Plan may be administered by the Board of Directors, and if so administered all subsequent references to the Committee shall be read as referring to the Board of Directors. Any action of the Committee with respect to the Plan shall be taken by majority vote or by the unanimous written consent of the Committee members.

          b. The Committee shall have full power to construe, interpret and administer the Plan and to establish, amend and rescind rules and regulations for its administration, and to make all other determinations and take all other actions which it deems necessary or advisable for the administration of the plan.

          c. The Committee shall determine, in its sole discretion, which participants under the Plan shall be granted Awards, the time or times at which Awards are granted, and the number of shares in each Award.

          d. The Committee shall also determine any other terms and conditions relating to Awards granted under the Plan as the Committee may prescribe, in its sole discretion.

          e. The Committee may, in its discretion, delegate its administrative duties with respect to the Plan to an officer of employees, or to a committee composed of officers or employees, of the Company.

          f. All decisions, determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and on their legal representative, heirs and beneficiaries.

          g. Notwithstanding anything to the contrary herein, the Committee shall have no authority to determine the amount, price or timing of Awards hereunder to members of the Committee, unless, and only to the extent that, its exercise of such authority is consistent with all applicable laws, including, without limitation, Rule 16b-3.

     Section 3. ELIGIBILITY. Subject to the terms of the Plan, Awards may be granted only to such officers, directors, employees, consultants, advisors, and independent contractors providing bona fide services to the Company, as the Committee shall select from time to time in its sole discretion provided that, with respect to consultants, advisors and independent contractors such services may not be in connection with the offer or sale of securities in a capital-raising transaction. A person may be granted more than one Award under this Plan.

     Section 4. NUMBER OF SHARES SUBJECT TO PLAN. The maximum aggregate number of shares of the Company's Common Stock which may be granted to participants shall be 100,000, subject to adjustment as provided in this Plan. These shares may consist of shares of the Company's authorized but unissued Common Stock or shares of the Company's authorized and issued Common Stock reacquired by the Company and held in its treasury, or any combination thereof.

     Section 5. GRANTS OF AWARDS. The Committee may impose such conditions on Awards granted under the Plan as it may, in its discretion, determine. The terms and conditions of Awards granted under the Plan may differ from one another as the Committee shall in its discretion determine so long as all Awards granted under the Plan satisfy the requirements of the Plan. No grant will be made if, in the judgment of the Committee, such a grant would constitute a public distribution within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), or the rules and relations promulgated thereunder, or corresponding state securities laws.

     Section 6. AUTOMATIC GRANTS TO COMMITTEE MEMBERS. Except as provided in Section 2(g) hereof, no action may be taken by the Committee to grant any Awards to members of the Committee. Notwithstanding the foregoing and irrespective of any action by the Committee, each member of the Committee shall receive an automatic grant of 50 shares per month on the first day of each month, beginning with the first full month after original approval of the Plan by the Company's Shareholders.

     Section 7. TAX WITHHOLDING. The grant of any Award is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such grant, exercise or the delivery or purchase of shares pursuant thereto, then in such event, the grant of the Award shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company.

     Section 8. DELIVERY OF AWARD STOCK. As promptly as practicable after the Committee has authorized the grant of an Award, and the recipient of the Award has satisfied the conditions, if any, specified by the grant of the Award, a certificate or certificates registered in that person's name, representing the number and shares of Common Stock that were granted shall be issued and delivered. Shares shall not be issued with respect to any Award granted under the Plan unless the grant of that Award and the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of state and federal law, including without limitation the Securities Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange or quotation system upon which the shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Further, each recipient of an Award shall consent to the imposition of a legend on the certificate representing the shares of Common Stock issued upon the grant of the Award restricting their transferability as required by law, the Award, or by the Plan.

     Section 9. EMPLOYMENT OF RECIPIENT. Nothing in the Plan or in any Award granted hereunder shall confer upon any recipient of an Award any right to continued employment or retainer by the Company, or limit in any way the right of the Company at any time to terminate or alter the terms of any employment or consulting arrangement.

     Section 10. RIGHTS UPON TERMINATION OF EMPLOYMENT, CONSULTANT, ADVISOR OR INDEPENDENT CONTRACTOR STATUS. If the recipient of an Award ceases to be employed by the Company or ceases to serve as a consultant, advisor or independent contractor of the Company, or otherwise ceases to provide bona fide services as specified in the eligibility requirements set forth in Section 3, any portion of his Award for which the conditions specified in the grant of the Award have not been satisfied shall immediately terminate.

     Section 11. PRIVILEGES OF STOCK OWNERSHIP. Notwithstanding the authorization of an Award granted pursuant to the terms of the Plan, no person shall have any of the rights or privileges of a shareholder of the Company in respect of any shares of stock issuable upon the grant of an Award until certificates representing the shares have been issued and delivered. No shares shall be required to be issued and delivered upon the authorization of any Award until there has been full compliance with all of the conditions of the Award, the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities.

     Section 12. CAPITAL ADJUSTMENTS. If the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Awards may be granted under the Plan.

     Section 13. AMENDMENT, SUSPENSION, OR TERMINATION OF PLAN. The Board of Directors or the Committee may at any time suspend or terminate the Plan and may amend it from time to time in such respects as the Board of Directors or the Committee may deem advisable in order that the rights granted hereunder shall conform to any change in the law, or in any other respect which the Board of Directors or the Committee may deem to be in the best interests of the Company; provided, however, that no such amendment shall, without the participant's consent, alter or impair any of the rights or obligations under any Award rights theretofore granted to him under the plan; and provided further that no such amendment shall, without shareholder approval: (a) increase the total number of shares available for Awards under the Plan (except as provided by Section 12 hereof); (b) effect any change to the Plan which is required to be approved by the Company's Shareholders by law, including, without limitation, the Internal Revenue Code of 1986, as amended.

     Section 14. WAIVER OF CONDITIONS. Notwithstanding any provision of the Plan, in the event a participant dies, becomes disabled, retires as an employee, officer or director of, or as an advisor, consultant or independent contractor to, the Company, the Committee shall have the discretion to waive any conditions in the retiree's Award.

     Section 15. EFFECTIVE DATE. The effective date of the Plan is June 16, 1995 (the "Effective Date").

     Section 16. TERMINATION DATE. Unless the Plan shall have been previously terminated by the Committee, it shall terminate on June 15, 2005, except as to any Awards that are outstanding under the Plan at that time and no Awards shall be granted after that time.

     Adopted by the Board of Directors on June 16, 1995 and approved by the Company's Shareholders on June 26, 1996. Amended by the Compensation Committee of the Board of Directors of the Company on January 24, 1997 with amendments to be approved by the Company's Shareholders on the Company on June 20, 1997

DAVID G. SHERMAN,                  JOSEPH H. KISER,
President                          Chairman of the Board
                                     and Secretary